项目合作框架协议

甲方：Summit Networks Inc.（以下统称“甲方”）

注册地址：7963 Boardwing Drive, North Las Vegas,NV,US

Sumnet(Canada)Inc.

注册地址 3010-8888 Odlin Cresent, Richmond, BC, Canada V6X 3Z8

乙方：Zenox Enterprises Inc.（以下简称“乙方”）

注册地址：S101-5289 Cambie Street,Vancouver, BC Canada V5Z 0J5

第一条：合作背景

甲方作为美国 OTCQB 上市公司，其全资子公司 Sumnet 致力于技术创新及 Web3 部分功能的技术解决方案。乙方专注于从 Web2 向 Web3 元宇宙疗愈馆的开发与运营。双方同意基于 Web3 基础技术、NFT 认证、AI 人工智能对沉浸式疗愈体验的计划方案，以及市场推广建立新型数字化疗愈项目展开合作，建立战略伙伴关系，以利双方共赢。

1.1 Web2 + Web3 业务模式

双方确认，乙方 Zenox 的项目计划采用 Web2+Web3 可升级架构。即：

- **核心业务**仍然基于 Web2，包括网站会员管理、课程支付、财务系统等中心化功能。
- **引入部分 Web3 功能，**如 NFT 认证和初步 Web3 会员体系，但目前不涉及去中心化治理或链上交易。
- **保留未来向 Web3 转型的灵活性，**当市场和区块链技术条件成熟时，经过监管申请和批准，可扩展智能合约支付、链上交易、DAO 治理等功能。

第二条：合作范围

2.1 技术支持

甲方提供以下技术支持：

- **NFT 认证技术：**为乙方的元宇宙疗愈馆提供 NFT 认证及去中心化存证方案。
- **Web3 基础部分解决方案：**提供网站及区块链基础设施支持，确保乙方平台的稳定运行。
- **AI 疗愈个性化定制系统：**提供 AI 算法支持，提升用户个性化疗愈体验。
- **智能客服系统：**提供 AI 在线支持技术，优化会员服务。
- **VR / 3D 元宇宙沉浸式体验开发支持**：协助乙方采用 Unity / Unreal Engine / Three.js 进行开发。
- **隐私条款。**
- **Website 的线上签单系统。**
- **财务数据化系统的集成。**

2.2 市场推广内容与支持

甲方支持乙方进行市场推广，包括：

1. **品牌背书：**允许乙方在宣传中使用"与 SNTW 旗下技术团队合作"描述。
2. **投资资源共享**：向乙方介绍潜在 Web3 投资者，提高融资机会。
3. **渠道拓展：**利用甲方市场网络提升乙方在 Web3 疗愈行业的影响力。
4. **甲方管理乙方的所有 Web3 SaaS 与技术相关业务，**确保今后在 Web3 生态中占据市场主导地位。
5. 甲方向乙方提供领先技术授权，并在未来 10 年内对类似供应链的合作项目**保留优先合作权。**

2.3 盈利与财务安排

- 乙方负责自身业务运营，保持财务独立，并承担项目产生的亏损，甲方不承担财务责任。

- 营运后产生的项目利润分成比例如下（均含产生的缴税成本）：

  - 前 2 年：甲方可获得乙方净利润的 40%。
  - 第 3-10 年：甲方可获得乙方净利润的 20%。
  - 10 年后合作自动终止，甲方不再享有乙方收入分成。
  - 在本协议中，"净利润 "是指乙方业务经营所产生的总收入（包括乙方的其他收入）减去总支出（即销售成本、经营费用、利息和税金）。
  - 乙方的净利润将在甲方每个财务年度结束后 30 天内计算（"计算日"）。如果甲方对乙方计算出的净利润有异议，甲方可以请独立审计师对计算出的金额进行复核。如果独立审计师计算的净利润高于计算净利润的 10%，则净利润应调整为独立审计师计算的金额。

- 如果乙方成功成为该行业的头部领衔企业，甲方会再考虑以其他方式保留永久的合作与盈利优势。

2.4 甲方不参与的业务领域：

- 甲方不得参与乙方的 NFT（会员代币）经济（仅限内部使用）或乙方 NFT 的分销，以确保遵守证券法规。
- 甲方不得干涉乙方的财务及运营决策，仅限于技术及市场合作。
- 甲方不得持有乙方股权，双方财务完全独立。

第三条：费用支付与财务安排

1. **甲方的技术服务费用：**
    - 甲方的费用仅限于每年收取第三方平台订阅费用。
    - 甲方保留其所有在该项目上的技术专利的完整所有权。
    - 乙方保留 该项目 web2+Web3 疗愈馆商业模式的专利所有权。
2. **市场推广费用：**由乙方负责。
3. **财务独立：**双方必须为交易开具正式发票，确保符合美国和加拿大证券和税法要求。

第四条：知识产权及品牌使用

1. 合作期间，**所有源代码、算法及 NFT 认证技术**的知识产权归甲方所有，乙方仅享有授权使用权。
2. 乙方**拥有其注册品牌（Starlnk）及 Web3 会员体系的所有权，**甲方不得干涉乙方的运营架构。
3. 甲方允许乙方在市场宣传中提及合作关系，但必须保证 SNTW 作为上市公司的监管合规性。
4. 乙方授权甲方使用其注册品牌。以利于数字化领域共同享有品牌价值。

第五条：合规性与法律责任

1. 双方应确保所有合作活动符合**美国和加拿大的证券法律法规，**避免任何与证券有关的交易。

2. 乙方的 **NFT 会员币（Zenox Token）**今后在没有申请监管官方批准的情况下，不得交易。任何情况下，甲方均不参与。

3. 双方在合作关系中任何违法市场行为，均需承担法律责任。

第六条：合作期限与终止

1. 本协议自签署之日起生效，**初始合作期限为 10 年，**可根据双方意愿续约。
2. 若任一方**违约**，另一方有权提前终止协议，**终止需提前 90 天书面通知。**
3. 在本协议有效期内，如果任何一方违反任何合同义务，违约方应在收到非违约方书面通知后 30 天内纠正违约行为。如果双方未能达成共同解决办法，非违约方有权根据第 6(2)条终止本协定，并停止今后所有的净利润分配。
4. 任何**涉及知识产权或财务的未结事项**需在**协议终止后 6 个月内**处理完毕。

第七条：补充协议和技术升级

鉴于本协定的有效期为 10 年，为适应技术进步和行业发展而必须做出的任何补充条 款、修订或修改均应视为本协定的组成部分，并具有同等法律效力。双方应通过书面协议确认这些修订，并将其纳入合同框架。

第八条：争议的解决

1. 因本协议产生的任何争议应首先通过**友好协商**解决。
2. 如果谈判失败，争议应提交**美国和加拿大**仲裁机构仲裁。

第九条 杂项规定

1. 经双方同意，可对本协定进行**补充或修订**，补充协定具有同等法律效力。
2. 任何一方不得**单方面修改**本协议。违反者应承担相应的法律责任。
3. 本合同签订后三日内，乙方应向甲方支付 **5000 加元**作为甲方子公司的启动费（第三方支付）。本合同自甲方收到该款项后生效。

第十条：附加合同条款

风险管理与合规建议：

1. 设立测试期并关注核心目标：

项目交付后将实施为期六个月的测试期。在这一阶段，将对项目的市场表现、盈利目标以及安全和风险管理措施进行评估。项目团队必须始终关注核心目标，同时为后续决策提供依据。

2. 逐步遵守法律法规：

在测试期间，将根据项目进展和相关法律法规的变化不断更新和完善合同。这可能包括对新颁布的数据保护法、消费者权益保护法和其他法律要求的回应。

3. 风险警告和管理措施：

测试期间将制定风险管理规定，以确定对潜在技术、市场和法律风险的应对措施。这可能包括风险评估、定期审查和紧急应急计划。与法律顾问的合作将确保所有条款符合最新的法律框架，特别是新出现的有关 NFT 和 Web3.

甲方：Summit Networks Inc.（SNTW）

签字：Xian Nan Zheng

姓名：

职务：CTO

日期：March 28

乙方：Zenox Enterprises Inc.

签字：WONG CHIU KIN

姓名：WONG CHIU KIN

职务：Operations officer

日期：March, 28 2025

Project Cooperation Framework Agreement

Party A:

Summit Networks Inc. (hereinafter referred to as "Party A")

Registered Address: 7963 Boardwing Drive, North Las Vegas, NV, USA

Sumnet (Canada) Inc.

Registered Address: 3010-8888 Odlin Cresent. Richmond, BC, Canada V6X 3Z8

(hereinafter collectively referred to as "Party A")

Party B:

Zenox Enterprises Inc. (hereinafter referred to as "Party B")

Registered Address: S101-5289 Cambie Street, Vancouver, BC Canada V5Z 0J5

Article 1: Cooperation Background

Party A, as a U.S. OTCQB-listed company, has a wholly-owned subsidiary, Sumnet, dedicated to technological innovation and Web3 technical solutions. Party B specializes in transitioning from Web2 to Web3 Metaverse Healing Center development and operation. Both parties agree to cooperate in developing a new digital healing project based on Web3 core technology, NFT authentication, AI-driven immersive healing experiences, and market promotion, establishing a strategic partnership to achieve mutual benefits.

1.1 Web2 + Web3 Business Model

Both parties confirm that Party B's Zenox project will adopt an upgradable Web2 + Web3 architecture, including:

- **Core business operations** based on Web2, covering website membership

management, course payments, and financial system functionalities.

- **Integration of selective Web3 features**, such as NFT authentication and an initial Web3 membership system, without involving decentralized governance or on-chain transactions at this stage.
- **Flexibility for future Web3 expansion**, Retain the flexibility to transition to Web3 in the future, and when the market and blockchain technology conditions are mature, and subject to regulatory applications and approvals, extend functionality such as smart contract payments, on-chain transactions, DAO governance and more.

Article 2: Scope of Cooperation

2.1 Technical Support

Party A shall provide the following technical support:

- **NFT Authentication Technology:** Offering NFT authentication and decentralized proof-of-existence solutions for Party B's Metaverse Healing Center.
- **Web3 Basic Solutions:** Providing website and blockchain infrastructure support to ensure platform stability.
- **AI-Personalized Healing System:** Supporting AI algorithms to enhance user-customized healing experiences.
- **Intelligent Customer Service System:** Implementing AI-driven online support for optimized member services.
- **VR/3D Metaverse Immersive Experience Development Support:**

Assisting Party B in development using Unity/Unreal Engine/Three.js.

- **Privacy Policy Compliance.**
- **Online Contract Signing System for the Website.**
- **Integration of Financial Digitalization System.**

2.2 Market Promotion Support

Party A shall support Party B in market promotion through:

- **Brand Endorsement:** Allowing Party B to mention "in collaboration with SNTW's technical team" in promotional materials.
- **Investment Resource Sharing:** Introducing potential Web3 investors to Party B to enhance financing opportunities.
- **Channel Expansion:** Utilizing Party A's market network to increase Party B's influence in the Web3 healing industry.
- **Web3 SaaS and Technical Management:** Party A shall oversee all Web3 SaaS and technology-related business to ensure a leading market position.
- **Exclusive Future Cooperation Rights:** Party A grants Party B a leading technology license and retains a priority partnership for similar supply chain projects for the next 10 years.

2.3 Profit and Financial Arrangements

- 1. Party B is responsible for its own business operations, maintains financial independence, and bears the losses incurred by the project without Party A's financial responsibility.
- 2. The percentage share of Profit Sharing Structure is as follows (Tax

payment incurred included)

- First 2 years: Party A shall receive 40% of Party B's net profits.
- Year 3 to Year 10: Party A shall receive 20% of Party B's net profits.
- After 10 years, the cooperation will automatically terminate, and Party A will no longer be entitled to revenue sharing.
- For the purposes of this Agreement, "net profits" shall mean the total revenue generated by the business operations of Party B (including other income of Party B), less total expenses, (being costs of goods sold, operating expenses, interest and taxes).
- Party B's net profits will be calculated within 30 days of each financial year end of Party (the "Calculation Date"). Within 15 days of the Calculation Date, Party B shall pay the required net profits to Party A. If Party A disagrees with the calculated net profits of Party B, Party A may return an independent auditor to review the calculated amount. If the independent auditor calculates a net profit that is greater than 10% of the calculated net profit, then the net profit shall be adjusted to the amount calculated by the independent auditor.

• If Party B becomes a leading enterprise in this industry, Party A may consider alternative cooperation models to maintain long-term profitability.

2.4 Business Areas Excluded from Party A's Participation

- Party A shall not participate in Party B's NFT (membership token) economy (internal use only) or in the distribution of Party B's NFTs to ensure compliance with securities regulations.
- Party A shall not interfere in Party B's financial and operational decisions, limiting involvement to technical and market collaboration.
- Party A shall not hold equity in Party B, maintaining complete financial independence between both parties.

Article 3: Payment and Financial Arrangements

1. **Party A's Technical Service Fees:**
   - Party A shall only charge Party B an annual subscription fee for third-party platform services.
   - Party A shall retain full ownership of all technology patents associated with the project.
   - Party B shall retain the patent rights for the Web2 + Web3 Healing Center business model.
2. **Marketing Expenses:** To be solely covered by Party B.
3. **Financial Independence:** Both parties must issue official invoices for transactions, ensuring compliance with U.S. and Canada securities and tax law requirements.

Article 4: Intellectual Property and Branding Rights

1. During the collaboration, **all source code, algorithms, and NFT**

authentication technologies shall remain the exclusive intellectual property of Party A, with Party B granted a usage license.

2. Party B shall retain **full ownership of its registered brand (Starlnk) and Web3 membership system**, and Party A shall not interfere with Party B's operational structure.
3. Party A allows Party B to mention the partnership in promotional materials, provided it ensures SNTW's compliance with public company regulations.
4. Party B authorizes Party A to use its registered brand name for the benefit of shared brand value in the digital field.

Article 5: Compliance and Legal Responsibilities

1. Both parties shall ensure that all cooperative activities comply with **U.S. and Canada securities law and regulations**, avoiding any securities-related transactions.
2. Party B's **NFT membership token (Zenox Token)** shall not be traded without obtaining regulatory approval. Party A shall not participate under any circumstances.
3. Both parties shall assume legal responsibility for any illegal market behavior arising from their cooperation.

Article 6: Cooperation Term and Termination

1. This agreement shall be effective from the date of signing, with an **initial cooperation term of 10 years**, renewable by mutual agreement.

2. In the event of a **breach of contract**, the non-breaching party may terminate the agreement early with **90 days' prior written notice**.
3. During the term of this Agreement, if either Party commits a breach of any contractual obligation, the breaching Party shall rectify the breach within 30 days of receiving written notice from the non-breaching Party. If the Parties fail to reach a mutual resolution, the non-breaching Party shall have the right to terminate the Agreement pursuant to Article 6(2) and discontinue all future net profit distributions.
4. Any **outstanding intellectual property or financial matters** must be settled within **six months after termination.**

Article 7: Supplementary Agreements and Technology Upgrades

Given the 10-year duration of this Agreement, any supplementary clauses, amendments, or modifications necessary to accommodate technological advancements and industry developments shall be deemed an integral part of this Agreement and shall hold the same legal validity. Both Parties shall confirm such amendments through a written agreement, incorporating them into the contract framework.

Article 8: Dispute Resolution

1. Any disputes arising from this agreement shall first be resolved through **amicable negotiation**.
2. If negotiations fail, disputes shall be submitted to **arbitration in both U.S.**

and Canada.

Article 9: Miscellaneous Provisions

1. This agreement may be **supplemented or amended** by mutual agreement, with supplementary agreements holding equal legal validity.
2. Neither party may **unilaterally modify** this agreement. Violators shall bear corresponding legal responsibilities.
3. Within **three days of signing**, Party B shall pay Party A **CAD 5,000** as an initial project startup fee for Party A's subsidiary (for third-party payments). The contract shall take effect upon Party A's receipt of this payment.

Article 10: Additional Contract Terms

Risk Management and Compliance Recommendations:

1. **Establishing a Testing Period and Focusing on Core Objectives:**
   - A six-month testing period will be implemented after project delivery. During this phase, the project's market performance, profitability targets, and security and risk management measures will be evaluated. The project team must remain focused on core objectives while providing a basis for subsequent decision-making.
2. **Progressive Compliance with Laws and Regulations:**
   - The contract will be continuously updated and refined based on project progress and changes in relevant laws and regulations during the testing period. This may include responses to newly

enacted data protection laws, consumer rights protection laws, and other legal requirements.

3. **Risk Warnings and Management Measures:**
   - Risk management provisions will be established during the testing period to define responses to potential technical, market, and legal risks. This may include risk assessments, regular reviews, and emergency contingency plans. Collaboration with legal advisors will ensure all clauses comply with the latest legal frameworks, particularly emerging regulations concerning NFTs and Web3.

Signatures

Party A: Summit Networks Inc. (SNTW)

Signature: [signature]

Name: Xian Nan zheng

Position: CFO

Date: 28th March 2025

Party B: Zenox Enterprises Inc.

Signature: WONG CHIU KIN

Name: WONG CHIU KIN

Position: operations officer

Date: March, 28 2025